UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(D)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): March 21, 2022

Civitas Resources, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35371	61-1630631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

410 17th Street, Suite 1400
Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 440-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CIVI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On April 1, 2021, Civitas Resources, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Prior Report”) with the U.S. Securities and Exchange Commission (the “SEC”) announcing the consummation of its previously announced acquisition of HighPoint Resources Corporation, a Delaware corporation (“HighPoint”), pursuant to the terms of HighPoint’s prepackaged plan of reorganization under Chapter 11 of the United States Bankruptcy Code, which was confirmed by the United States Bankruptcy Court for the District of Delaware on March 18, 2021, pursuant to a confirmation order, and went effective on April 1, 2021 (the “HighPoint Merger”). The Prior Report was amended on June 15, 2021 to incorporate by reference and include, respectively, certain unaudited historical financial information and pro forma financial information relating to the HighPoint Merger.

On November 3, 2021, the Company filed a Current Report on Form 8-K with the SEC announcing the consummation of (i) its previously announced “merger of equals” with Extraction Oil & Gas, Inc., a Delaware corporation (“Extraction”), pursuant to the terms of that certain Agreement and Plan of Merger, dated as of May 9, 2021, by and among the Company, Raptor Eagle Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Raptor Eagle Merger Sub”), and Extraction, whereby Raptor Eagle Merger Sub merged with and into Extraction (the “Extraction Merger”), with Extraction continuing its existence as the surviving corporation as a wholly owned subsidiary of the Company following the Extraction Merger, and (ii) its previously announced acquisition of CPPIB Crestone Peak Resources America Inc., a Delaware corporation (“Crestone Peak”), pursuant to the terms of that certain Agreement and Plan of Merger, dated as of June 6, 2021, by and among the Company, Crestone Peak, Raptor Condor Merger Sub 1, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub 1”), Raptor Condor Merger Sub 2, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Merger Sub 2”), Crestone Peak Resources LP, Crestone Peak Resources Management LP, and solely for purposes of specific articles, Extraction, whereby Merger Sub 1 merged with and into Crestone Peak (the “Merger Sub 1 Merger”), with Crestone Peak continuing its existence as the surviving corporation as a wholly owned subsidiary of the Company following the Merger Sub 1 Merger (the “Crestone Surviving Corporation”), and subsequently, the Crestone Surviving Corporation merged with and into Merger Sub 2 (the “Merger Sub 2 Merger” and together with the Merger Sub 1 Merger, the “Crestone Peak Merger” and, together with the HighPoint Merger and Extraction Merger, the “Acquisitions”), with Merger Sub 2 continuing its existence as the surviving entity as a wholly owned subsidiary of the Company following the Merger Sub 2 Merger. The Extraction Merger and Crestone Peak Merger were consummated on November 1, 2021.

This Current Report on Form 8-K is being filed to provide certain additional pro forma financial information relating to the Acquisitions and certain historical financial information of Extraction and Crestone Peak.

Item 8.01.	Other Events.

The unaudited pro forma condensed combined statement of operations of the Company for the year ended December 31, 2021 is filed herewith as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The unaudited condensed consolidated balance sheets of Extraction as of September 30, 2021 (successor) and December 31, 2020 (predecessor), and unaudited consolidated statements of operations, of cash flows, and of changes in stockholders' equity (Deficit) and noncontrolling interest of Extraction for the periods from January 1, 2021 through January 20, 2021 (predecessor), from January 21, 2021 through September 30, 2021 (successor) and from July 1, 2021 through September 30, 2021 (successor), and the notes related thereto, is filed herewith as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The unaudited condensed consolidated interim balance sheets of CPPIB Crestone Peak Resources America Inc. as of September 30, 2021 and December 31, 2020, the unaudited condensed consolidated interim statements of operations of CPPIB Crestone Peak Resources America Inc. for the nine months ended September 30, 2021 and 2020, the unaudited condensed consolidated interim statements of changes in equity (deficiency) and temporary equity of CPPIB Crestone Peak Resources America Inc. for the nine months ended September 30, 2020, the unaudited condensed consolidated interim statements of cash flows of CPPIB Crestone Peak Resources America Inc. for the nine months ended September 30, 2021 and 2020, and the notes related thereto, is filed herewith as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

The audited consolidated statements of operations, statements of cash flows and statements of changes in stockholders' equity (deficit) and noncontrolling Interest of Extraction for the years ended December 31, 2020 and 2019 and the notes related thereto, is filed herewith as Exhibit 99.4 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Civitas Resources, Inc. Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2021.
99.2	Extraction Oil & Gas, Inc. Unaudited Condensed Consolidated Balance Sheets as of September 30, 2021 (successor) and December 31, 2020 (predecessor), and Unaudited Consolidated Statements of Operations, of Cash flows, and of Changes in Stockholders' Equity (Deficit) and Noncontrolling Interest for the periods from January 1, 2021 through January 20, 2021 (predecessor), from January 21, 2021 through September 30, 2021 (successor) and from July 1, 2021 through September 30, 2021 (successor).
99.3	CPPIB Crestone Peak Resources America Inc. Unaudited Condensed Consolidated Interim Balance Sheets as of September 30, 2021 and December 31, 2020, Unaudited Condensed Consolidated Interim Statements of Operations for the nine months ended September 30, 2021 and 2020, Unaudited Condensed Consolidated Interim Statements of Changes in Equity (Deficiency) and Temporary Equity for the nine months ended September 30, 2020, Unaudited Condensed Consolidated Interim Statements of Cash Flows for the nine months ended September 30, 2021 and 2020, and the related notes.
99.4	Extraction Oil & Gas, Inc. Audited Consolidated Statements of Operations, of Cash Flows, and of Changes in Stockholders' Equity (Deficit) and Noncontrolling Interest for the years ended December 31, 2020 and 2019, and related notes.
23.1	Consent of PricewaterhouseCoopers LLP relating to Extraction Oil & Gas, Inc.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 21, 2022	CIVITAS RESOURCES, INC.

	By:	/s/ Cyrus D. Marter IV
Cyrus D. Marter IV
General Counsel and Secretary